

Northeast Utilities

Gabelli Best Ideas Conference

December 13, 2012



NU Safe Harbor Provisions

Northeast Utilities



This presentation includes statements concerning NU's expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance or growth and other statements that are not historical facts. These statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, a listener or reader can identify these forward-looking statements through the use of words or phrases such as "estimate," "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could," and other similar expressions. Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. Factors that may cause actual results to differ materially from those included in the forward-looking statements, include, but are not limited to, actions or inaction of local, state and federal regulatory and taxing bodies; changes in business and economic conditions, including their impact on interest rates, bad debt expense and demand for NU's products and services; changes in weather patterns; changes in laws, regulations or regulatory policy; changes in levels or timing of capital expenditures; disruptions in the capital markets or other events that make NU's access to necessary capital more difficult or costly; developments in legal or public policy doctrines; technological developments; changes in accounting standards and financial reporting regulations; fluctuations in the value of our remaining competitive contracts; actions of rating agencies; the possibility that expected merger synergies will not be realized or will not be realized within the expected time period; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in NU's and NSTAR's reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and NU undertakes no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events.

All per share amounts in this presentation are reported on a diluted basis. The only common equity securities that are publicly traded are common shares of NU parent. The earnings and EPS of each business do not represent a direct legal interest in the assets and liabilities allocated to such business, but rather represent a direct interest in NU's assets and liabilities as a whole. EPS by business is a non-GAAP (not determined using generally accepted accounting principles) measure that is calculated by dividing the net income or loss attributable to controlling interests of each business by the weighted average diluted NU parent common shares outstanding for the period. In addition, the third quarter and nine months ended September 30, 2012 and 2011 earnings and EPS excluding certain charges related to the April 10, 2012 closing of the merger between NU and NSTAR are non-GAAP financial measures. Management uses these non-GAAP financial measures to evaluate earnings results and to provide details of earnings results by business and to more fully compare and explain NU's third quarter and nine months ended September 30, 2012 and 2011 results without including the impact of the non-recurring merger and related settlement costs. Management believes that these non-GAAP financial measures are useful to investors to evaluate the actual and projected financial performance and contribution of NU's businesses. Non-GAAP financial measures should not be considered as alternatives to NU consolidated net income attributable to controlling interests or EPS determined in accordance with GAAP as indicators of NU's operating performance.



New NU Has Extensive Scale and Scope



Northeast Utilities/Electric
Yankee Gas/NSTAR Gas
Combined Electric & Gas

Combined, the new NU is now:

•Providing reliable electric & gas service to:
- 3.5 million electric and gas customers

•Leveraging investments for our customers & shareholders:
- $12.4 billion combined rate base (2011)

•Serving 525 cities & towns throughout New England

•Regulated companies:
- Four electric companies
- Two gas companies
- One three-state electric transmission business

Regulatory and Business Segment Diversity

Rate Base By State / Federal


MA
31%
NH
12%
FERC
32%
CT
25%

Rate Base By Business


Electric
Distribution
52%
Electric
Generation
6%
Gas
Distribution
10%
Electric
Transmission
32%

Combined 2011 Rate Base: $12.4 billion

Creating Superior Value

Northeast Utilities

Growing the Transmission and Gas Businesses


TRANSMISSION


GAS

Redefining the Customer Service Model


CONTROL COSTS

The Regulatory Environment: NU Business Segments Have a High Level of Rate Certainty

Northeast Utilities

Distribution	NSTAR Electric	Rates frozen through 12/31/15; reconciling adjustments continue to operate
	NSTAR Gas	
	WMECO	
	CL&P	Rates frozen through 11/30/14; reconciling adjustments continue to operate
	Yankee Gas	$7M rate increase took effect 7/1/12
	PSNH	Multi-year rate plan through 6/30/15. Increases of $7M took effect 7/1/12, and another $10M on 7/1/13 anticipated
Transmission		Fully reconciling rates – no general rate cases
Generation	PSNH	Fully reconciling rates – no general rate cases
	WMECO (solar)	

Review of FERC-Approved Transmission ROEs


13.50%
13.00%
12.50%
12.00%
11.50%
11.00%
10.50%
10.00%
11.14%
11.64%
12.56%
12.64%
12.89%
13.10%
Local Network Service
Regional Network Service Base
Northern Pass
2005-2008 Regional Projects
NEEWS
M-N Underground
NU's Local Network Service Tariff ROE (this is the New England base ROE that is subject of 9/30/11 complaint proceeding at FERC)
NE RTO Incentive adder of 50 basis points on regional assets
ISO-NE Planned Regional projects in-service before 1/1/09 (D.C. Circuit Court rejected appeal on 1/29/10)
Middletown-Norwalk advanced technology adder of 46 basis points for underground cable system
125 basis point NEEWS incentive (request for rehearing denied by FERC on 6/28/11)
142 basis point Northern Pass incentive (request for rehearing denied by FERC on 8/5/11)

NEEWS Transmission Update

Northeast Utilities

Greater Springfield Reliability Project

Under Construction

- Projected in-service: late 2013
- Project 85% complete as of 9/30/12
- Total projected NU cost: $718 million

Central Connecticut Reliability Project (Greater Hartford)

In Planning Phase

- ISO NE issued preliminary need results in August with transmission solutions expected in 2013
- Project is expected to morph into a sizable group of projects
- Projected in-service: 2017
- Total projected NU cost: $301 million

Interstate Reliability Project

In Siting Phase

- Joint project with National Grid *(NU in CT; NGrid in MA & RI)*
- All major permit applications filed
- CT siting hearings are complete with decision in early 2013
- Projected commencement of construction: late 2013/early 2014
- Projected in-service: late 2015
- Total projected NU cost: $218 million



Northern Pass Transmission Project Overview

Northeast Utilities

- 1,200 MW clean energy
- $1.1 billion HVDC line, terminal and AC facilities
- Participant-funded structure; no impact on the Regional Transmission Rate
- Uses HVDC technology at +/- 300-kV with AC/DC converters in Quebec and NH
- AC radial 345-kV line to connect to the New England bulk power grid
- Approximately 180 miles of new transmission (140 HVDC, 40 AC)
- Provides significant benefits to the region
  1. Energy value through reduced wholesale market prices - $200-$300 million per year for New England
  2. Environmental value through carbon emissions reductions – up to 5 million tons of CO_2 reduction
  3. Economic value through construction jobs and new tax base – 1,200 jobs and $25 million per year in property taxes



Des Cantons
(Quebec)
Franklin (New Hampshire)
Deerfield (New Hampshire)
HVDC Line
345-kV AC Line
HVDC Line terminations
345-kV AC line termination

THE NORTHERN PASS

Northeast Utilities

CT Governor's Energy Policy Addresses State's Dependence on Higher-Cost, Higher-Emission Fuel Oil

CT & MA Residential Gas Heating Penetration vs. Nearby States


80%
60%
40%
20%
0%
72%
53%
48%
47%
31%
NJ
NY
RI
MA
CT

CT Residential Market Penetration by Heating Source


60%
40%
20%
0%
50%
31%
15%
4%
Heating Oil #2
Natural Gas
Electric Heating
Propane

Key Policy Issues

Incentives to customers to induce conversion, incentives to the utility to incent investment, recovery of capital, financing approaches

Northeast Utilities

Projected EPS Growth in 2013 and Beyond

Major Drivers vs. 2012

- Normal weather
- Lower interest costs
- Additional transmission rate base
- PSNH, Yankee Gas distribution rate increases
- Cost savings
- Additional PSNH generation return

- Higher depreciation and property tax expense

$2.40 - $2.60

Major Drivers Beyond 2013

- Continued investment in transmission reliability projects, including NEEWS
- Northern Pass Transmission
- Increase in gas conversions
- Increased cost savings

- Higher property tax and depreciation expense

Long-term 6% - 9% CAGR off of 2012

Dividend Growth In-Line with Earnings Growth



Annualized Dividend
$0.95
$1.025
$1.10
$1.175
$1.372
6% to 9% Growth
2009
2010
2011
Q1 2012
Q2-Q4 2012

Hurricane Sandy Update

Northeast Utilities

- Devastating storm hit the Eastern Seaboard - late October
  - About half – 1.5M of NU's electric customers were impacted
- Restoration resources at the ready
  - Over 10,000 FTEs
- Total incremental cost to NU's four electric companies approximately $195 million (approximately $145 million at CL&P)
- Major storm cost deferrals allowed for each company
- NU's effective restoration response illustrates key benefit of merger

